UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	October 23, 2017
ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)
Utah	001-12307	87-0227400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One South Main, 15th Floor, Salt Lake City, Utah		84133
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		801-844-7637

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02    Results of Operations and Financial Condition.

On October 23, 2017, Zions Bancorporation (“the Company”) announced its financial results for the quarter ended September 30, 2017 and its intent to host a conference call to discuss such results at 5:30 p.m. Eastern Time on October 23, 2017. The press release announcing the financial results for the quarter ended September 30, 2017 is furnished as Exhibit 99.1 and incorporated herein by reference. A presentation to be used in conjunction with the conference call regarding the Company’s third quarter financial results is furnished as Exhibit 99.2 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit 99.1Press Release dated October 23, 2017 (furnished herewith).

Exhibit 99.2Earnings Release Presentation dated October 23, 2017 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

By:	/s/ Paul E. Burdiss
Name:	Paul E. Burdiss
Title:	Executive Vice President and Chief Financial Officer

Date: October 23, 2017